Exhibit 10.14

ASSIGNMENT AND ASSUMPTION OF

REAL ESTATE PURCHASE AGREEMENT

AND ESCROW INSTRUCTIONS

This Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions (this “Assignment”) is made and entered into effective as of June 11, 2010 (the “Effective Date” hereof), by and between TNP ACQUISITIONS, LLC, a Delaware limited liability company (“Assignor”); and TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company (“Assignee”).

R E C I T A L S:

WHEREAS, Assignor and Crestline Investments, LLC, an Arizona limited liability company (“Seller”) entered into that certain Real Estate Purchase Agreement and Escrow Instructions dated April 6, 2010, as amended by that certain First Amendment to Real Estate Purchase Agreement and Escrow Instructions dated May 5, 2010, and that certain Second Amendment to Real Estate Purchase Agreement and Escrow Instructions dated May 21, 2010 (the “Purchase Agreement”) for the sale of certain real property more particularly described therein (collectively, the “Property”); and

WHEREAS, Assignor wishes to assign to Assignee, and Assignee wishes to take assignment of, Assignor’s rights pursuant to the Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to as follows:

1. Recitals. The above “Recitals” are hereby incorporated into this Assignment as if fully set forth herein.

2. Assignment. Pursuant to Section 9.3 of the Purchase Agreement, Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in and to the Purchase Agreement. Assignee hereby agrees to assume and perform all of Assignor’s obligations arising under the Purchase Agreement from and after the Effective Date hereof, jointly and severally with Assignor. Assignee executes this Assignment below for the purpose of evidencing its acceptance of the foregoing assignment.

3. Counterparts; Signatures. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute this Assignment. Signatures transmitted by facsimile, e-mail or similar electronic means shall be deemed originals in all respects for purposes of this Assignment.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the date first written above.

ASSIGNOR:

TNP ACQUISITIONS, LLC, a Delaware limited liability company

By:	THOMPSON NATIONAL PROPERTIES, LLC, a Delaware limited liability company
Its:	Sole Member

	By:	/s/ Wendy Worcester
	Name:	Wendy Worcester
	Title:	CAO - Secretary
	Date:	6.11.2010

ASSIGNEE:

TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company

By:	TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership
Its:	Sole Member

	By:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation
	Its:	General Partner

		By:	/s/ Wendy Worcester
		Name:	Wendy Worcester
		Title:	CFO
		Date:	6.11.10

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